EXHIBIT 10.2

Bonus Award

Granted by

under the

WCF FINANCIAL BANK
EXECUTIVE ANNUAL INCENTIVE PLAN

This award agreement (“Award Agreement” or “Agreement”) is and will be subject in every respect to the provisions of the WCF Financial Bank Executive Annual Incentive Plan (the “Plan”) which are incorporated herein by reference and made a part hereof, subject to the provisions of this Agreement.  A copy of the Plan has been provided or made available to each person granted a Bonus Award pursuant to the Plan.  The recipient of this Bonus Award (the “Participant”) hereby accepts this Bonus Award, subject to all the terms and provisions of the Plan and this Agreement, and agrees that all decisions under and interpretations of the Plan and this Agreement by the Compensation Committee of the Board of Directors of the Company and/ or the Bank (“Committee”) will be final, binding and conclusive upon the Participant and the Participant’s heirs, legal representatives, successors and permitted assigns.  Capitalized terms used herein but not defined will have the same meaning as in the Plan.
1.   Name of Participant.______________________________________________________
2.   Plan Year. ______________________________________________________________

3.   Plan Year Base Salary. ____________________________________________________
4.   Bonus Award Matrix:
		Award as a % Base Salary
Performance Objective	Weight	Below Threshold	Threshold	Target	Above Target	Maximum & Above
		0%
		0%
		0%
		0%
		0%
Totals	100%	0%

5.   % of Bonus Award Paid in the Form of Stock Options Under the Equity Plan: __________.
6.   % of Bonus Award Paid in the Form of Restricted Stock Under the Equity Plan:__________.
[Signature Page Follows]

IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed in its name and on its behalf as of the date of grant of this Bonus Award set forth above.
WCF FINANCIAL BANK
By:_____________________
Its:_____________________

PARTICIPANT’S ACCEPTANCE
The undersigned hereby accepts the foregoing Bonus Award and agrees to the terms and conditions hereof, including the terms and provisions of the Executive Annual Incentive Plan.
PARTICIPANT

_________________________

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